EXHIBIT 10.54

EXECUTION COPY

NINTH AMENDMENT TO
CREDIT AND SECURITY AGREEMENT

     THIS NINTH AMENDMENT TO CREDIT AND SECURITY AGREEMENT, dated as of May 31, 2005 (this “Amendment”), is entered into by and among ALLIED RECEIVABLES FUNDING INCORPORATED, as borrower (the “Borrower”), ALLIED WASTE NORTH AMERICA, INC., as the servicer (the “Servicer”), BLUE RIDGE ASSET FUNDING CORPORATION, as a lender (“Blue Ridge”), WACHOVIA BANK, NATIONAL ASSOCIATION, as the Agent (the “Agent”) and as Liquidity Bank and as Lender Group Agent, ATLANTIC ASSET SECURITIZATION CORP., as a lender (“Atlantic Asset”) and CALYON NEW YORK BRANCH, as the Atlantic Group Agent (in such capacity, the “Atlantic Group Agent”) and as an Atlantic Liquidity Bank (in such capacity, the “Atlantic Liquidity Bank”). Capitalized terms used and not otherwise defined herein are used as defined in the Agreement (as defined below and amended hereby).

     WHEREAS, the Borrower, Servicer, Blue Ridge, Agent, Atlantic Asset and Atlantic Group Agent have entered into that certain Credit and Security Agreement, dated as of March 7, 2003 (as amended, restated, supplemented or otherwise modified to the date hereof, the “Agreement”);

     WHEREAS, the Borrower, Servicer, Blue Ridge, Agent, Atlantic Asset and Atlantic Group Agent desire to amend the Agreement in certain respects as hereinafter set forth;

     NOW THEREFORE, in consideration of the premises and the other mutual covenants contained herein, the parties hereto agree as follows:

     SECTION 1. Amendments.

     The Agreement is hereby amended as follows:

     (a) The definition of “Commitment Termination Date” in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Commitment Termination Date: May 30, 2006.”

     (b) The definition of “Dilution Horizon Ratio” in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Dilution Horizon Ratio: As of any Cut-off Date, a ratio (expressed as a decimal), computed by dividing (1) the aggregate sales generated by the Originators during the Calculation Period ending on such Cut-Off Date by (2) the Net Pool Balance as of such Cut-Off Date.”

     (c) The definition of “Facility Termination Date” in Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

“Facility Termination Date: The earliest of (i) the Liquidity Termination Date, (ii) the Amortization Date and (iii) May 31, 2008.”

     (d) The definition of “Required Reserve Factor Floor” is hereby amended by replacing such definition in its entirety with the following:

“Required Reserve Factor Floor: For any Calculation Period, the sum (expressed as a percentage) of (i) the greatest of (a) four (4) times the Unrated Obligor Concentration Limit, (b) two (2) times the A-3/P-3 Obligor Concentration Limit and (c) one (1) times the A-2/P-2 Obligor Concentration Limit, (ii) the sum of the percentages by which each Special Concentration Limit exceeds the Obligor Concentration Limit that would have been applicable to the related Obligor if such Special Concentration Limit did not apply (for example, if the Special Concentration Limit for an Obligor is 2% and the Obligor Concentration Limit that would have been applicable to such Obligor if no Special Concentration Limit was established is 1%, the excess for purposes of this subclause (ii) would be 1%), (iii) the Federal Government Concentration Limit, (iv) the Municipal Obligor Offset Percentage, (v) the product of the Adjusted Dilution Ratio and the Dilution Horizon Ratio, in each case, as of the immediately preceding Cut-Off Date and (vi) 0.50%.”

     (e) Section 9.1(h) is hereby amended and restated in its entirety as follows:

“(h) As at the end of any Calculation Period:

(i)	the three-month rolling average Delinquency Ratio shall exceed 2.0%,

(ii)	the three-month rolling average Default Ratio shall exceed 1.5%, or

(iii)	the three-month rolling average Dilution Ratio shall exceed 2.5%.”

     (f) The table set forth in Exhibit IV hereto hereby replaces the existing Exhibit IV to the Agreement.

     SECTION 2. Special Obligor and Special Concentration Limit.

     Subject to the terms and conditions of the Agreement, including without limitation the provisions of the definition of “Special Concentration Limit”, the Agent and the Lender hereby agree that as of the date hereof Oakleaf Waste Management, LLC (“Oakleaf”) shall no longer be considered a Special Obligor and the Receivables of Oakleaf and its Affiliates shall not be subject to a Special Concentration Limit.

     SECTION 3. Consent of Performance Guarantor.

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     Reference is hereby made to that certain Performance Undertaking, dated as of February 28, 2003, by Allied Waste Industries, Inc., (the “Performance Guarantor”) in favor of Allied Receivables Funding Incorporated. The Performance Guarantor hereby ratifies and consents to this Ninth Amendment, the Amended and Restated Atlantic Fee Letter and the Second Amended and Restated Blue Ridge Fee Letter, each dated as of the date hereof, and to each of the following amendments and additional agreements executed and delivered after March 7, 2003: (i) First Amendment to Receivables Sale Agreement, dated as of August 8, 2003; (ii) Second Amendment to Receivables Sale Agreement, dated as of October 15, 2003; (iii) Third Amendment to Receivables Sale Agreement, dated as of January 28, 2004; (iv) Fourth Amendment to Receivables Sale Agreement, dated as of March 5, 2004; (v) Fifth Amendment to Receivables Sale Agreement, dated as of June 23, 2004; (vi) Sixth Amendment to Receivables Sale Agreement, dated as of September 29, 2004; (vii) Seventh Amendment to Receivables Sale Agreement, dated as of December 28, 2004; (viii) First Amendment to Credit Security Agreement, dated as of June 5, 2003; (ix) Second Amendment to Credit Security Agreement, dated as of August 8, 2003; (x) Third Amendment to Credit Security Agreement, dated as of October 15, 2003; (xi) Fourth Amendment to Credit Security Agreement, dated as of January 28, 2004; (xii) Fifth Amendment to Credit Security Agreement, dated as of March 5, 2004; (xiii) Fifth Amendment to Credit Security Agreement, dated as of June 23, 2004; (xiv) Seventh Amendment to Credit Security Agreement, dated as of September 29, 2004; (xv) Eighth Amendment to Credit Security Agreement, dated as of December 28, 2004; (xvi) Joinder Agreement to Receivables Sale Agreement, dated as of September 29, 2004; (xvii) First Amendment to Collection Agreement, dated as of September 29, 2004; (xviii) Amended and Restated Blue Ridge Fee Letter, dated as of September 29, 2004; and (xix) Atlantic Fee Letter, dated as of September 29, 2004.

     SECTION 4. Effectiveness and Effect.

     This Amendment shall become effective as of May 31, 2005 (the “Effective Date”); provided, that each of the following conditions precedent shall have been satisfied:

     (a) (i) This Amendment; (ii) the Eighth Amendment to the Receivables Sale Agreement, dated as of the date hereof; (iii) the Second Amendment to Collection Account Agreement; (iv) the Third Amendment to the Liquidity Purchase Agreement, dated as of the date hereof, among the Purchasers named therein, Blue Ridge and the Agent; (v) the First Amendment to the Liquidity Asset Purchase Agreement, dated as of the date hereof, among the Purchasers named therein, Atlantic Asset the Atlantic Group Agent and the Atlantic Liquidity Bank, (vi) the Second Amended and Restated Fee Letter for Blue Ridge and (vii) the Amended and Restated Fee Letter for the Atlantic Group, dated as of the date hereof, shall have been executed and delivered by a duly authorized officer of each party thereto.

     (b) The Agent, the Blue Ridge Agent and the Atlantic Group Agent shall each have received a Certificate of an officer of each of the Borrower and the Servicer certifying that the representations and warranties of each of the Borrower and the Servicer contained in the Transaction Documents are true and correct on and as of the date hereof as though made on and as of the date hereof.

3

     (c) The Borrower and the Servicer shall each be in compliance with each of its covenants set forth herein and each of the Transaction Documents to which it is a party.

     (d) No event has occurred which constitutes an Amortization Event or an Unmatured Amortization Event and the Termination Date shall not have occurred.

     SECTION 5. Reference to and Effect on the Agreement and the Related Documents.

     (a) Upon the effectiveness of this Amendment, (i) each of the Loan Parties hereby reaffirms all representations and warranties made by it in Article V of the Agreement (as amended hereby) and agrees that all such representations and warranties shall be deemed to have been restated as of the effective date of this Amendment, (ii) each of the Loan Parties hereby represents and warrants that no Amortization Event or Unmatured Amortization Event shall have occurred and be continuing and (iii) each reference in the Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be, and any references to the Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Agreement shall mean and be, a reference to the Agreement as amended hereby.

     (b) The Borrower hereby agrees that in addition to any costs otherwise required to be paid pursuant to the Transaction Documents, the Borrower shall pay the reasonable legal fees and out-of pocket expenses of each of the Agent’s and the Atlantic Group Agent’s counsel, and all audit fees and due diligence costs incurred by the Agent and the Atlantic Group Agent in connection with the consummation of this Amendment.

     SECTION 6. Governing Law.

     This Amendment will be governed by and construed in accordance with the laws of the State of New York.

     SECTION 7. Severability.

     Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any provision hereof, and the unenforceability of one or more provisions of this Amendment in one jurisdiction shall not have the effect of rendering such provision or provisions unenforceable in any other jurisdiction.

     SECTION 8. Counterparts.

     This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

[remainder of page intentionally left blank]

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     IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ALLIED RECEIVABLES FUNDING INCORPORATED, as the Borrower
By:
Name:	Thomas P. Martin
Title:	Treasurer

ALLIED WASTE NORTH AMERICA, INC., as the Servicer
By:
Name:	Thomas P. Martin
Title:	Vice President and Treasurer

BLUE RIDGE ASSET FUNDING CORPORATION, as a Lender
By:	Wachovia Capital Markets, LLC, as Attorney-in-Fact
By:
Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Liquidity Bank, as Lender Group Agent for the Lender Group of which Blue Ridge is a member and as Agent
By:
Name:
Title:

[Signature Page to Ninth Amendment to Credit and Security Agreement]

Consented to this ___ day of May __, 2005:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Liquidity Agent and sole Investor under
the Blue Ridge Liquidity Agreement

By:
Name:
Title:

ATLANTIC ASSET SECURITIZATION CORP.,
as a Lender

By:
Name:
Title:

By:
Name:
Title:

CALYON NEW YORK BRANCH,
as Atlantic Group Agent and
as Atlantic Liquidity Bank

By:
Name:
Title:

By:
Name:
Title:

ALLIED WASTE INDUSTRIES, INC. as Performance Guarantor
By:
Name:	Thomas P. Martin
Title:	Vice President and Treasurer

[Signature Page to Ninth Amendment to Credit and Security Agreement]

Exhibit IV

Names of Collection Banks; Lock-Boxes & Collection Accounts

	CMS	InfoPro					Lockbox
Originator	District	Division	PO Box	Site	State	Zip Code	Account	Other Account	Account Description
BFI Waste Systems of North America, Inc.	121		78038	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	122		830110	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	131		78917	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	145		78031	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	146		78031	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	153		78017	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	156		78024	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	158		79064	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	160		9001227	Louisville	KY	40290	28216049
BFI Waste Services of Massachusetts, LLC	175		830102	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	200		9001219	Louisville	KY	40290	28216049
Allied Waste Systems, Inc	215		78440	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	245		78429	Phoenix	AZ	85062	28216049
Browning-Ferris Industries of Ohio, Inc.	250		9001256	Louisville	KY	40290	28216049
BFI Waste Services of Texas, LP	271		78701	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	272		78760	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	275		78720	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	276		78717	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	278		9001215	Louisville	KY	40290	28216049
BFI Waste Services, LLC	279		9001216	Louisville	KY	40290	28216049
BFI Waste Services, LLC	280		9001217	Louisville	KY	40290	28216049
BFI Waste Services, LLC	282		78753	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	283		78750	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	288		78703	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	300		9001625	Louisville	KY	40290	28216049
BFI Waste Services, LLC	309		9001624	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	316		78030	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	322		830103	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	323		78527	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	325		9001202	Louisville	KY	40290	28216049
BFI Waste Services, LLC	326		9001224	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	335		78370	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	341		830119	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	343		830129	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	344		830130	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	345		830131	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	347		9001265	Louisville	KY	40290	28216049
BFI Waste Services, LLC	358		830135	Baltimore	MD	21283	28216049
Browning-Ferris Industries of Ohio, Inc.	360		830125	Baltimore	MD	21283	28216049

	CMS	InfoPro					Lockbox
Originator	District	Division	PO Box	Site	State	Zip Code	Account	Other Account	Account Description
BFI Waste Services, LLC	362		9001228	Louisville	KY	40290	28216049
BFI Waste Services, LLC	364		9001229	Louisville	KY	40290	28216049
Allied Waste Transportation, Inc.	368		78029	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	378		9001487	Louisville	KY	40290	28216049
BFI Waste Services of Texas, LP	395		78708	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	397		78718	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	398		78719	Phoenix	AZ	85062	28216049
BFI Waste Services of Texas, LP	416		78722	Phoenix	AZ	85062	28216049
BFI Waste Services of Massachusetts, LLC	420		830106	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	421		830137	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	425		9001626	Louisville	KY	40290	28216049
BFI Waste Services, LLC	426		9001628	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	429		9001220	Louisville	KY	40290	28216049
BFI Waste Services, LLC	430		9001206	Louisville	KY	40290	28216049
Browning-Ferris Industries of Ohio, Inc.	433		9001259	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	437		78938	Phoenix	AZ	85062	28216049
BFI Waste Services of Pennsylvania, LLC	441		830124	Baltimore	MD	21283	28216049
BFI Waste Services of Massachusetts, LLC	448		830107	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	449		830127	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	450		830039	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	457		9001489	Louisville	KY	40290	28216049
BFI Waste Services, LLC	459		9001003	Louisville	KY	40290	28216049
BFI Waste Services of Massachusetts, LLC	485		830104	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	487		9001630	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	500		9001221	Louisville	KY	40290	28216049
BFI Waste Services, LLC	543		830138	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	552		830140	Baltimore	MD	21283	28216049
BFI Waste Services of Pennsylvania, LLC	613		830121	Baltimore	MD	21283	28216049
BFI Waste Services of Pennsylvania, LLC	626		830122	Baltimore	MD	21283	28216049
BFI Waste Services of Massachusetts, LLC	642		830109	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	670		9001225	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	681		9001222	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	709		9001223	Louisville	KY	40290	28216049
BFI Waste Services of Texas, LP	715		78756	Phoenix	AZ	85062	28216049
BFI Waste Services of Massachusetts, LLC	717		830113	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	723		830141	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	732		9001218	Louisville	KY	40290	28216049
BFI Waste Services of Texas, LP	741		78723	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	813		830142	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	824		9001632	Louisville	KY	40290	28216049
BFI Waste Services of Pennsylvania, LLC	847		830123	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	852		830132	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	856		78241	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	864		9001267	Louisville	KY	40290	28216049
BFI Waste Services of Indiana, LP	868		9001245	Louisville	KY	40290	28216049

	CMS	InfoPro					Lockbox
Originator	District	Division	PO Box	Site	State	Zip Code	Account	Other Account	Account Description
BFI Waste Systems of North America, Inc.	896		78940	Phoenix	AZ	85062	28216049
BFI Waste Services of Massachusetts, LLC	955		830038	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	994		9001392	Louisville	KY	40290	28216049
BFI Waste Services, LLC	1230		830133	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	1244		78460	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	1258		9001226	Louisville	KY	40290	28216049
BFI Waste Services of Pennsylvania, LLC	1259		830108	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	1277		9001233	Louisville	KY	40290	28216049
BFI Waste Services of Pennsylvania, LLC	1435		830111	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	1465		830114	Baltimore	MD	21283	28216049
BFI Waste Services of Texas, LP	1597		78841	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	1723		830134	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	1738		9001490	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	1757		78729	Phoenix	AZ	85062	28216049
Allied Services, LLC	1763		9001660	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	1766		79019	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	1769		79021	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	1778		9001232	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	1780		78124	Phoenix	AZ	85062	28216049
Browning-Ferris Industries of Ohio, Inc.	1781		830228	Baltimore	MD	21283	28216049
Greenridge Waste Services, LLC	1782		830147	Baltimore	MD	21283	28216049
BFI Waste Services, LLC	1783		9001662	Louisville	KY	40290	28216049
BFI Waste Services, LLC	1784		9001663	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	1785		830145	Baltimore	MD	21283	28216049
BFI Waste Services of Massachusetts, LLC	1787		830146	Baltimore	MD	21283	28216049
BFI Waste Systems of North America, Inc.	1789		79065	Phoenix	AZ	85062	28216049
Brenham Total Roll-Offs, LP	1791		79037	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	1792		9001665	Louisville	KY	40290	28216049
Allied Services, LLC	1794		9001666	Louisville	KY	40290	28216049
BFI Waste Services, LLC	1795		9001667	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.	1796		79054	Phoenix	AZ	85062	28216049
BFI Waste Systems of North America, Inc.	1797		9001668	Louisville	KY	40290	28216049
Allied Waste Transportation, Inc.	1798		79070	Phoenix	AZ	85062	28216049
BFI Waste Services, LLC	9241		9001484	Louisville	KY	40290	28216049
BFI Waste Services, LLC	9455		9001617	Louisville	KY	40290	28216049
BFI Waste Systems of North America, Inc.		261	9001099	Louisville	KY	40290	648859544
Browning-Ferris Industries Of Ohio, Inc.		009	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		015	9001154	Louisville	KY	40290	648859544
Allied Services, LLC		035	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		046	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		060	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		069	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		070	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		071	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		079	78829	Phoenix	AZ	85062	648859544

	CMS	InfoPro					Lockbox
Originator	District	Division	PO Box	Site	State	Zip Code	Account	Other Account	Account Description
Allied Waste Systems, Inc. (DE)		091	9001099	Louisville	KY	40290	648859544
BFI Waste Services Of Massachusetts, LLC		098	9001099	Louisville	KY	40290	648859544
Rabanco, Ltd.		172	78829	Phoenix	AZ	85062	648859544
Rabanco, Ltd.		183	78829	Phoenix	AZ	85062	648859544
Rabanco, Ltd.		197	78829	Phoenix	AZ	85062	648859544
Rabanco, Ltd.		198	78829	Phoenix	AZ	85062	648859544
Sunrise Sanitation Service, Inc.		205	78829	Phoenix	AZ	85062	648859544
Sunset Disposal Service, Inc.		206	78829	Phoenix	AZ	85062	648859544
Lathrop Sunrise Sanitation Corporation		207	78829	Phoenix	AZ	85062	648859544
Delta Container Corporation		208	78829	Phoenix	AZ	85062	648859544
Browning-Ferris Industries Of Ohio, Inc.		223	9001099	Louisville	KY	40290	648859544
Browning-Ferris Industries Of Ohio, Inc.		226	9001099	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		233	78829	Phoenix	AZ	85062	648859544
Clarkston Disposal, Inc.		237	9001099	Louisville	KY	40290	648859544
Harland’s Sanitary Landfill, Inc.		239	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		240	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		241	9001099	Louisville	KY	40290	648859544
Dinverno, Inc.		247	9001099	Louisville	KY	40290	648859544
City-Star Services, Inc.		249	9001099	Louisville	KY	40290	648859544
BFI Waste Systems of North America, Inc.		253	9001099	Louisville	KY	40290	648859544
BFI Waste Systems of North America, Inc.		259	9001099	Louisville	KY	40290	648859544
Dempsey Waste Systems II, Inc.		260	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		270	9001099	Louisville	KY	40290	648859544
BFI Waste Systems of New Jersey, Inc.		273	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		274	9001099	Louisville	KY	40290	648859544
Island Waste Services Ltd.		289	9001099	Louisville	KY	40290	648859544
Suburban Carting Corp.		293	9001099	Louisville	KY	40290	648859544
D & L Disposal, L.L.C.		300	9001099	Louisville	KY	40290	648859544
Packerton Land Company, L.L.C.		309	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		330	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		340	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		346	9001099	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		350	9001099	Louisville	KY	40290	648859544
D & L Disposal, L.L.C.		351	9001099	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		352	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		355	9001154	Louisville	KY	40290	648859544
American Disposal Services of Illinois, Inc.		366	9001154	Louisville	KY	40290	648859544
American Disposal Services of Illinois, Inc.		368	9001154	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		375	78829	Phoenix	AZ	85062	648859544
Sunset Disposal, Inc.		376	9001099	Louisville	KY	40290	648859544
County Landfill, Inc.		381	9001099	Louisville	KY	40290	648859544
American Disposal Service of West Virginia, Inc.		384	9001099	Louisville	KY	40290	648859544
County Disposal (Ohio), Inc.		388	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		393	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		394	9001099	Louisville	KY	40290	648859544

	CMS	InfoPro					Lockbox
Originator	District	Division	PO Box	Site	State	Zip Code	Account	Other Account	Account Description
American Disposal Services of Missouri, Inc.		397	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		400	9001154	Louisville	KY	40290	648859544
Allied Services, LLC		401	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		435	9001099	Louisville	KY	40290	648859544
Albany-Lebanon Sanitation, Inc.		450	78829	Phoenix	AZ	85062	648859544
Capitol Recycling & Disposal, Inc.		451	78829	Phoenix	AZ	85062	648859544
Corvallis Disposal & Co.		452	78829	Phoenix	AZ	85062	648859544
Dallas Disposal Co.		453	78829	Phoenix	AZ	85062	648859544
Grants Pass Sanitation, Inc.		454	78829	Phoenix	AZ	85062	648859544
Keller Drop Box, Inc.		455	78829	Phoenix	AZ	85062	648859544
United Disposal Services, Inc.		456	78829	Phoenix	AZ	85062	648859544
Allied Waste Transportation, Inc.		466	78829	Phoenix	AZ	85062	648859544
Allied Waste Transportation, Inc.		467	78829	Phoenix	AZ	85062	648859544
Allied Services, LLC		468	9001099	Louisville	KY	40290	648859544
Rossman Sanitary Service, Inc.		469	78829	Phoenix	AZ	85062	648859544
Mcinnis Waste Systems, Inc.		472	78829	Phoenix	AZ	85062	648859544
BFI Waste Systems of North America, Inc.		480	9001154	Louisville	KY	40290	648859544
Rabanco, Ltd.		482	78829	Phoenix	AZ	85062	648859544
Regional Disposal Company		487	78829	Phoenix	AZ	85062	648859544
Thomas Disposal Services, Inc.		497	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		501	9001099	Louisville	KY	40290	648859544
Allied Waste Systems, Inc. (DE)		509	78829	Phoenix	AZ	85062	648859544
PSI Waste Systems, Inc.		516	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		523	78829	Phoenix	AZ	85062	648859544
Allied Waste Transportation, Inc.		527	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		529	78829	Phoenix	AZ	85062	648859544
Allied Waste Systems, Inc. (DE)		538	78829	Phoenix	AZ	85062	648859544
BFI Waste Systems of North America, Inc.		551	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		710	9001154	Louisville	KY	40290	648859544
Illiana Disposal Partnership		715	9001099	Louisville	KY	40290	648859544
Illiana Disposal Partnership		716	9001099	Louisville	KY	40290	648859544
Key Waste Indiana Partnership		717	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		719	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		721	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		726	9001099	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		729	9001154	Louisville	KY	40290	648859544
Allied Services, LLC		730	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		732	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		737	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		742	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		743	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		744	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		746	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		747	9001099	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		753	78829	Phoenix	AZ	85062	648859544

	CMS	InfoPro					Lockbox
Originator	District	Division	PO Box	Site	State	Zip Code	Account	Other Account	Account Description
Allied Waste Transportation, Inc.		756	78829	Phoenix	AZ	85062	648859544
Allied Waste Transportation, Inc.		766	9001154	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		770	9001154	Louisville	KY	40290	648859544
BFI Waste Services, LLC		780	9001099	Louisville	KY	40290	648859544
BFI Waste Services, LLC		781	9001099	Louisville	KY	40290	648859544
Allied Services, LLC		782	9001099	Louisville	KY	40290	648859544
Allied Waste Transportation, Inc.		785	78829	Phoenix	AZ	85062	648859544
BFI Waste Services, LLC		897	9001154	Louisville	KY	40290	648859544
BFI Waste Services of Indiana, LP		924	9001099	Louisville	KY	40290	648859544
BFI Waste Systems of North America, Inc.		928	9001154	Louisville	KY	40290	648859544
BFI Waste Systems of North America, Inc.		933	9001154	Louisville	KY	40290	648859544
BFI Waste Services, LLC		996	9001099	Louisville	KY	40290	648859544
[To Be Determined]		[to be determined]	830068	Baltimore	MD	21283	648859544

Borrower Lockboxes
Allied Receivables Funding Incorporated								639254986	Concentration Account
Allied Receivables Funding Incorporated								640087243	Incoming ACH
Allied Receivables Funding Incorporated								1676942	Incoming ACH